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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 26, 2004

FOREST OIL CORPORATION
(Exact name of registrant as specified in charter)

New York	1-13515	25-0484900
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS Employer Identification No.)

1600 Broadway, Suite 2200, Denver, Colorado 80202
(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: 303.812.1400

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(c)
Exhibits.

Exhibit	Description
99.1	Forest Oil Corporation press release dated January 26, 2004, entitled "Forest Oil Reduces Estimate of Proved Reserves for Redoubt Shoal and Other Properties and Impairs International Assets."

Item 9. Regulation FD Disclosure.

        On January 26, 2004, we issued a press release announcing that we will reduce the previous estimates of proved reserves for the Redoubt Shoal Field, that we expect additional downward revisions in the estimated proved reserves for other properties that may total as much as 150 Bcfe, and that we will impair the carrying value of certain international exploration assets. The press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and incorporated by reference herein.

        In accordance with General Instruction B.2. of Form 8-K, the foregoing information, including Exhibit 99.1, shall not be deemed filed for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section, nor shall such information and Exhibit be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such a filing.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FOREST OIL CORPORATION (Registrant)
Dated: January 27, 2004	By:	/s/ NEWTON W. WILSON III Newton W. Wilson III Senior Vice President—General Counsel and Secretary

INDEX TO EXHIBITS FILED WITH THE CURRENT REPORT ON FORM 8-K

Exhibit	Description
99.1	Forest Oil Corporation press release dated January 26, 2004, entitled "Forest Oil Reduces Estimate of Proved Reserves for Redoubt Shoal and Other Properties and Impairs International Assets."

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  Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.
  Item 9. Regulation FD Disclosure.
SIGNATURES
INDEX TO EXHIBITS FILED WITH THE CURRENT REPORT ON FORM 8-K